Exhibit 10.47

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	1

2. AMENDMENT/MODIFICATION NO		3. EFFECTIVE DATE	4. REQUISITION/PURC	5. PROJECT NO. (If applicable)
Mod #01		See Block 16 C	N/A	N/A

6. ISSUED BY	CODE		7. ADMINISTERED BY (If other than Item 6)	CODE

National Institutes of Health Contract Management Program, NIAID 6700-B Rockledge Drive Room 3214, MSC 7612 Bethesda, MD 20892-7612

8.	NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

	Avecia Limited		9B. DATED (SEE ITEM 11)
P.O. Box 42, Hexagon House
Billingham TS23 1YN, UK
	Blackley, Manchester, M9 8ZS, UK	☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
N01-AI-40034

CODE	FACILITY CODE		10B. DATED (SEE ITEM 13) September 30, 2004

11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                    copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment, you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
EIN#: 1-900216013-A1	SOC#: 25.55	[***]

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒		A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☒

B.       THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriate date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

PURPOSE: To deobligate funds on the Contract Award from the Common Account Number (CAN) 8421247.

TOTAL AMOUNT FUNDED: [***]
TOTAL ESTIMATED COST: [***]
FUNDED THROUGH: [***]
CONTRACT EXPIRATION DATE: [***]

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
[***] [***]

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
		BY [***]	[***]
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	OMB No. 0990-0115		STANDARD FORM 30 (REV. 10-83) FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	5

2. AMENDMENT/MODIFICATION NO		3. EFFECTIVE DATE	4. REQUISITION/PURC	5. PROJECT NO. (If applicable)
Mod #02		See Block 16 C	N/A	N/A

6. ISSUED BY	CODE		7. ADMINISTERED BY (If other than Item 6)	CODE

National Institutes of Health Contract Management Program, NIAID 6700-B Rockledge Drive Room 3214, MSC 7612 Bethesda, MD 20892-7612

8.	NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

	Avecia Limited		9B. DATED (SEE ITEM 11)
P.O. Box 42, Hexagon House
Blackley, Manchester, M9 8ZS, UK
		☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
N01-AI-40034

CODE	FACILITY CODE		10B. DATED (SEE ITEM 13) September 30, 2004

11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                  copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment, you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.     ACCOUNTING AND APPROPRIATION DATA (If required)

13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.       THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriate date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☒			C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
FAR 1.602-1

D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 3 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

PURPOSE: To update Article B.2., to revise the milestone payment schedule in Article B.4. and to replace Limitation of Cost Clause with Limitation of Funds in Article I.2.

TOTAL AMOUNT FUNDED: [***] (unchanged)
TOTAL ESTIMATED COST: [***] (unchanged)
FUNDED THROUGH: [***] (unchanged)
CONTRACT EXPIRATION DATE: March 29, 2007 (unchanged)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
[***]		[***] [***]

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED
[***]	5thJan2005	BY	[***]	[***]
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	OMB No. 0990-0115			STANDARD FORM 30 (REV. 10-83) FAR (48 CFR) 53.243

SPECIAL PROVISIONS	CONTRACT No. HHSN266200400034C Modification No. 2		Page 2 of 5 pages

ARTICLE B.2. ESTIMATED COSTS AND FIXED FEE - paragraphs e., f. and g. are added as follows:

e.     Total funds currently available for payment and allocated to Part A of this contract are hereby decreased by [***] from [***]to [***], of which [***] represents a decrease to the estimated cost from [***] to [***]; and of which [***] represents a decrease to the fixed fee from [***] to [***].  For further provisions on funding, see the LIMITATION OF FUNDS Clause referenced in Part II, Article I.2., Authorized Substitution of Clauses.

f. It is estimated that the amount currently allotted will cover performance of the contract through [***].

g. Future increments to be allotted to the contract are estimated as follows:

PERIOD	ESTIMATED COST	FIXED FEE	TOTAL AMOUNT

[***]	[***]	[***]	[***]

ARTICLE B.4. ADVANCE UNDERSTANDINGS - paragraph i., is revised to read as follows:

i. Contract Milestones

The Contractor shall complete all work in accordance with the Statement of Work and the contract milestones set forth below.  The distribution of the fixed fee shall be paid in milestone based installments and payment of this fee shall be determined by the Project Officer’s written certification that the milestone has been satisfactorily performed and that the technical requirements have been met regarding the completion of the following milestones:  If the Contractor meets the milestones earlier than the dates set forth below, then the fee will be paid at the earlier date after completion of the milestone.

	MILESTONE FOR AVECIA	ESTIMATED COST	FIXED FEE	TOTAL CPFF
1	[***]	[***]	[***]	[***]

Fee shall be paid in five installments of the total fee for this milestone based on the completion of the following five items:

	a) [***]		a) [***]
	b) [***]		b) [***]
	c) [***]		c) [***]
	d) [***]		d) [***]
	e) [***]		e) [***]

	Total Fee for Milestone		[***]

SPECIAL PROVISIONS	CONTRACT No. HHSN266200400034C Modification No. 2		Page 3 of 5 pages

2
	[***]	[***]	[***]	[***]

Fee shall be paid in five installments of the total fee for this milestone based on the completion of the following five items:

	a) [***]		a) [***]
	b) [***]		b) [***]
	c) [***]		c) [***]
	d) [***]		d) [***]
	e) [***]		e) [***]

	Total Fee for Milestone		[***]

3
	[***]	[***]	[***]	[***]

Fee shall be paid in three installments of the total fee for this milestone based on the completion of the following three items:

	a) [***]		a) [***]
	b) [***]		b) [***]
	c) [***]		c) [***]
[***]

	Total Fee for Milestone		[***]

4
	[***]	[***]	[***]	[***]

Fee shall be paid in two installments of the total fee for this milestone based on the completion of the following two items:

	a) [***]		a) [***]

SPECIAL PROVISIONS	CONTRACT No. HHSN266200400034C Modification No. 2		Page 4 of 5 pages

	b) [***]		b) [***]

	Total Fee for Milestone		[***]

5
	[***]	[***]	[***]	[***]

Fee shall be paid in three installments of the total fee for this milestone based on the completion of the following three items:

	a) [***]		a) [***]
	b) [***]		b) [***]
	c) [***]		c) [***]

	Total Fee for Milestone		[***]

6
	[***]	[***]	[***]	[***]

Fee shall be paid in four installments of the total fee for this milestone based on the completion of the following four items:

	a) [***]		a) [***]
	b) [***]		b) [***]
	c) [***]		c) [***]
	d) [***]		d) [***]

	Total Fee for Milestone		[***]

SPECIAL PROVISIONS	CONTRACT No. HHSN266200400034C Modification No. 2		Page 5 of 5 pages

7
	[***]	[***]	[***]	[***]

Fee shall be paid in three installments of the total fee for this milestone based on the completion of the following two items:

	a) [***]		a) [***]
	b) [***]		b) [***]

	Total Fee for Milestone		[***]

8
	[***]	[***]	[***]	[***]

Fee shall be paid in two installments of the total fee for this milestone based on the completion of the following three items:

	a) [***]		a) [***]
	b) [***]		b) [***]
	c) [***]		c) [***]

	Total Fee for Milestone		[***]

* Milestone 3 was subject to discussion regarding the progress of this project prior to NIAID involvement.  At the time of the RFP, Avecia described their current projects status and it was agreed funds from this milestone should be channeled towards [***] if needed.

ARTICLE I.2  AUTHORIZED SUBSTITUTION OF CLAUSES, is hereby modified to include the following:

ARTICLE I.1. of this section is modified as follows:

FAR Clause 52.232-20, LIMITATION OF COST, is deleted in its entirety and FAR Clause 52.232-22, LIMITATION OF FUNDS (APRIL 1984) is substituted therefore.  Note:  When this contract is fully funded, FAR Clause 52.232-22, LIMITATIONS OF FUNDS, will no longer apply and FAR Clause 52.232-20, LIMITATION OF COST will become applicable.

All other terms and conditions of the contract remain unchanged.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE		PAGE OF PAGES
					1	3

2. AMENDMENT/MODIFICATION NO Mod #03		3. EFFECTIVE DATE See Block 16 C	4. REQUISITION/PURC N/A	5. PROJECT NO. (If applicable) N/A

6. ISSUED BY	CODE		7. ADMINISTERED BY (If other than item 6)	CODE

National Institutes of Health Contract Management Program, NIAID 6700-B Rockledge Drive Room 3214, MSC 7612 Bethesda, MD 20892-7612

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)			☒	9A. AMENDMENT OF SOLICITATION NO.

Avecia Limited P.O. Box 42, Hexagon House Blackley, Manchester, M9 8ZS, UK				9B. DATED (SEE ITEM 11)

			☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
N01-AI—40034

10B. DATED (SEE ITEM 13) September 30, 2004
CODE		FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended.☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods

(a) By competing Items 8 and 15, and returning                    copies of the amendment; (b) By acknowledge receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment, you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitations and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.     THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☒			C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 1.602-1

D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 3 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

PURPOSE:  To revise the milestone 1 payment schedule, to add an Advance Understanding containing DMID’s approval of data sharing between Avecia and the UK Medicines Supply Agency in Article B.4. and to update Section H. articles.

TOTAL AMOUNT FUNDED: [***] (unchanged)
TOTAL ESTIMATED COST: [***] (unchanged)
FUNDED THROUGH: [***] (unchanged)
CONTRACT EXPIRATION DATE: [***] (unchanged)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
[***]		[***]
[***]

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED
[***]	23-06-05	BY	[***]	7/20/05
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	OMB No. 0990-0115			STANDARD FORM 30 (REV. 10-83) FAR (48 CFR) 53.243

SPECIAL PROVISIONS	CONTRACT No. HHSN266200400034C Modification No. 3	Page 2 of 3 pages

ARTICLE B.4. ADVANCE UNDERSTANDINGS - paragraph i., item No. 1, is revised to read as shown below and paragraph p. is added as follows:

i. Contract Milestones

The Contractor shall complete all work in accordance with the Statement of Work and the contract milestones set forth below.  The distribution of the fixed fee shall be paid in milestone based installments and payment of this fee shall be determined by the Project Officer’s written certification that the milestone has been satisfactorily performed and that the technical requirements have been met regarding the completion of the following milestones:  If the Contractor meets the milestones earlier than the dates set forth below, then the fee will be paid at the earlier date after completion of the milestone.

MILESTONE FOR AVECIA	ESTIMATED COST	FIXED FEE	TOTAL CPFF

1	[***]	[***]	[***]	[***]

Fee shall be paid in five installments of the total fee for this milestone based on the completion of the following five items:

a) [***]	a) [***]

b) [***]	b) [***]

c) [***]	c) [***]

d) [***]	d) [***]

e) [***]	e) [***]

f) [***]	f) [***]

Total Fee for Milestone	[***]

p. [***]

SPECIAL PROVISIONS	CONTRACT No. HHSN266200400034C Modification No. 3	Page 3 of 3 pages
[***]

All other terms and conditions of the contract remain unchanged.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE N/A		PAGE OF PAGES
						1	3

2. AMENDMENT/MODIFICATION NO			3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
04			See Block 16 C, below	DMID 2 018	N/A

6. ISSUED BY		CODE		7. ADMINISTERED BY (If other than Item 6)	CODE	N/A

National Institutes of Health
National Institute of Allergy and Infectious Diseases				MID2 - RCB
DEA, Contract Management Branch
Room 2230, MSC 7612
6700-B Rockledge Drive
Bethesda, MD 20892-7612				ADB Contract No. N01-AI-40034

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)				☒	9A. AMENDMENT OF SOLICITATION NO.

Avecia Limited					9B. DATED (SEE ITEM 11)
P.O. Box 42, Hexagon House
Blackley, Manchester, M9 8ZS, UK				☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
HHSN266200400034C

10B. DATED (SEE ITEM 13)
CODE			FACILITY CODE		September 30, 2004

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning one (1) copy of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) EIN#: 1-900216013-A1 SOCC 25.55 CAN 5-8460924 [***]
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
☒	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriate date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
☒	D.	OTHER (Specify type of modification and authority)
P.L. 1.602-1, Limitation of Funds Clause; FAR 52.217-8; and P.L. 108-447

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)
PURPOSE: To fund the final increment of funds for the base portion of the contract and to exercise and incrementally fund Option Period - Part B.

	Total Funds Currently Allotted			Total Estimated Cost
	Cost	Fee	Total	Cost	Fee	Total
Prior to this Mod	[***]	[***]	[***]	[***]	[***]	[***]
This Mod #	[***]	[***]	[***]	[***]	[***]	[***]
Revised Total	[***]	[***]	[***]	[***]	[***]	[***]

FUNDED THROUGH DATE: [***] COMPLETION DATE: [***]

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
[***]
[***]

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
[***]
		BY	[***]
(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE	30-105 Computer Generated		STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

Contract No. HHSN266200400034C Modification No. 04	SPECIAL PROVISIONS	Page 2 of 3

ARTICLE B.2. ESTIMATED COST AND FIXED FEE - paragraphs b. and c., are hereby modified to read as follows:

a.	The estimated cost of this contract is increased by [***] from [***] to [***].

b.

The fixed fee of this contract is increased by [***] from [***].  The fixed fee shall be paid in installments based on the negotiated milestones set forth in ARTICLE B.4., paragraph i, and subject to the withholding provisions of the clauses ALLOWABLE COST AND PAYMENT and FIXED FEE referenced in the General Clause Listing in Part II, ARTICLE 1.1., of this contract.  Payment shall not be made in less than monthly installments.

c.	The Government’s obligation, represented by the sum of the estimated cost plus the fixed fee of this contract is increased by [***] from [***] to [***]

e.

Total funds currently available for payment and allotted to this contract are hereby increased by [***] from [***] to [***]; of which [***] represents an increase to the estimated cost from [***] to [***]; and of which [***] represents an increase to the fixed fee from [***] to [***].  For further provisions on funding, see the LIMITATION OF FUNDS Clause referenced in Part II, ARTICLE I.2., Authorized Substitutions of Clauses.

f.	It is estimated that the amount currently allotted will cover performance of the contract through [***].

g.	The total of future increments to be allotted to the contract are estimated as follows:

PERIOD	ESTIMATED COST	FIXED FEE	TOTAL AMOUNT
[***]	[***]	[***]	[***]

ARTICLE F.1.  PERIOD OF PERFORMANCE , paragraph a. is hereby modified to read as follows:

a.	The period of performance of this contract shall be from [***] through September [***].

ARTICLE H.5.  CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH, paragraph b. is hereby modified to add the following:

b.	Public Law and Section No.	Fiscal Year	Period Covered

	P.L. 108-447, Title V - General Provisions, Section 509	2005	10/01/04 - 09/30/05

ARTICLE H.6.  NEEDLE EXCHANGE, paragraph b. is hereby modified to add the following:

b.	Public Law and Section No.	Fiscal Year	Period Covered

	P.L. 108-447, Title V - General Provisions, Section 505	2005	10/01/04 - 09/30/05

ARTICLE H.11.  SALARY RATE LIMITATION LEGISLATION PROVISIONS, paragraphs b. and c. are hereby modified to add the following:

b.	Public Law No.	Fiscal Year	Dollar Amount of Salary Limitation*

	P.L. 108-447, Title II - General Provisions, Section 204	2005	Executive Level I

c.	Direct salaries are limited to the Executive Level I rate which was in effect on the date(s) the expense was incurred.

HHS-556

* For the period 10/1/04-12/31/04, the Executive Level I rate is $175,700.  Effective 1/1/05, the Executive Level I rate increased to $180,100 and will remain at that rate until it is revised.  See the web site listed below for Executive Schedule rates of pay.

LINK to EXECUTIVE LEVEL SALARIES: http://www.opm.gov/oca/05tables/html/ex.asp  (For previous years, go to: http://www.opm.gov/oca/05tables/index.asp  and click on the year to locate the Executive Level salary rates.)

NOTE: All prior Public Laws and related Executive Levels incorporated in the Basic Award and all previous Modifications shall remain in effect for the applicable fiscal year and related funds.

ARTICLE H.13.  PRESS RELEASES, paragraph b., is hereby modified to add the following:

b.	Public Law and Section No.	Fiscal Year	Period Covered

	P.L. 108-447, Title V - General Provisions, Section 506	2005	10/01/04 - 9/30/05

ARTICLE H.15.  ANTI-LOBBYING, paragraph c., is hereby modified to add the following:

b.	Public Law and Section No.	Fiscal Year	Period Covered

	for a., above: P.L. 108-447, Title V - General Provisions, Section 503a	2005	10/01/04 - 9/30/05

	for b., above: P.L. 108-447, Title V - General Provisions, Section 503b	2005	10/01/04 - 9/30/05

HHS-556

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE		PAGE OF PAGES
			N/A		1	16

2. AMENDMENT/MODIFICATION NO		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ NO.		5. PROJECT NO. (If applicable)
05		See Block 16 C, below	2006-0361		N/A

6.	ISSUED BY	CODE	7. ADMINISTERED BY (If other than Item 6)		CODE	N/A

National Institutes of Health National Institute of Allergy and Infectious Diseases DEA, Office of Acquisitions Room 3214, MSC 7612 6700-B Rockledge Drive Bethesda, MD 20892-7612			MID RCB-B ADB Contract No. N01-AlI40034

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)			☒	9A.	AMENDMENT OF SOLICITATION NO.

Avecia Limited P.O. Box 42, Hexagon House Blackley, Manchester, M9 8ZS, UK
				9B.	DATED (SEE ITEM 11)

			☒	10A.	MODIFICATION OF CONTRACT/ORDER NO.
HHSN266200400034C

				10B.	DATED (SEE ITEM 13) September 30, 2004
CODE		FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning one (1) copy of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment, you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
EIN#: 1-900216013-A1		SOCC 25.55 CAN 5-8467101	[***]

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriate date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

☒	D.	OTHER (Specify type of modification and authority)
FAR 1.602-1

E.	IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 2 copies to the issuing office.

14.	DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

PURPOSE:  To add an increment of funds, thus fully funding the contract; to clarify the Part B Option Statement of Work, required Deliverables, and revise the related Milestone Estimated Cost and Fixed Fee distributions; to add the Alternate Project Officer; to change the Principal Investigator; and make other administrative changes..

	Total Funds Currently Allotted			Total Estimated Cost
	Cost	Fee	Total	Cost	Fee	Total
Prior to this Mod	[***]	[***]	[***]	[***]	[***]	[***]
This Mod #	[***]	[***]	[***]	[***]	[***]	[***]
Revised Total	[***]	[***]	[***]	[***]	[***]	[***]

FUNDED THROUGH DATE: [***] COMPLETION DATE: [***]

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.	NAME AND TITLE OF SIGNER (Type or print)	16A.	NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
[***]			[***] [***]

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
	21SEP06		[***]
[***]		BY	[***]
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE	30-105 Computer Generated		STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

Contract No. HHSN266200400034C Modification No. 05	SPECIAL PROVISIONS	Page 2 of 16

ARTICLE B.2. ESTIMATED COSTS AND FIXED FEE - paragraphs e. and f., are hereby modified to read as follows and g. is deleted in its entirety:

e.               Total funds currently available for payment and allocated to Part A of this contract are hereby increased by [***] from [***]to [***], of which [***] represents an increase to the estimated cost from [***] to [***]; and of which [***] represents an increase to the fixed fee from [***] to [***]. For further provisions on funding, see the LIMITATION OF COST Clause referenced in Part II, ARTICLE I.1., General Clauses for a Cost Reimbursement Research and Development Contract.

f.                 By virtue of the fact that this contract is fully funded, it is estimated that the amount currently allotted will cover performance through the completion date of the contract.

ARTICLE B.4.  ADVANCE UNDERSTANDINGS - paragraph i., is hereby modified as follows to update the Milestone Schedule:

	MILESTONES FOR AVECIA	ESTIMATED COST	FIXED FEE	TOTAL CPFF

1	[***]	[***]	[***]	[***]

Fee shall be paid in six installments of the total fee for this milestone based on the completion of the following six items:

	a) [***]		a) [***]
	b) [***]		b) [***]
	c) [***]		c) [***]
	d) [***]		d) [***]
	e) [***]		e) [***]
	f) [***]		f) [***]

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Contract No. HHSN266200400034C Modification No. 05	SPECIAL PROVISIONS	Page 3 of 16

2	[***]	[***]	[***]	[***]

Fee shall be paid in five installments of the total fee for this milestone based on the completion of the following five items:

	a) [***]		a) [***]

	b) [***]		b) [***]

	c) [***]		c) [***]

	d) [***]		d) [***]

	e) [***]		e) [***]

3	[***]	[***]	[***]	[***]

Fee shall be paid in three installments of the total fee for this milestone based on the completion of the following three items:

	a) [***]		a) [***]

	b) [***]		b) [***]

	c) [***]		c) [***]

[***]

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4	[***]	[***]	[***]	[***]

Fee shall be paid in three installments of the total fee for this milestone based on the completion of the following two items:

	a) [***]		a) [***]

	b) [***]		b) [***]

5	[***]	[***]	[***]	[***]

Fee shall be paid in three installments of the total fee for this milestone based on the completion of the following three items:

	a) [***]		a) [***]

	b) [***]		b) [***]

	c) [***]		c) [***]

6	[***]	[***]	[***]	[***]

Fee shall be paid in four installments of the total fee for this milestone based on the completion of the following four items:

	a) [***]		a) [***]

	b) [***]		b) [***]

	c) [***]		c) [***]

	d) [***]		d) [***]

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Contract No. HHSN266200400034C Modification No. 05	SPECIAL PROVISIONS	Page 5 of 16

7	[***]	[***]	[***]	[***]

Fee shall be paid in two installments of the total fee for this milestone based on the completion of the following two items.

	a) [***]		a) [***]

	b) [***]		b) [***]

8	[***]	[***]	[***]	[***]

Fee shall be paid in three installments of the total fee for this milestone based on the completion of the following three items.

	a) [***]		a) [***]

	b) [***]		b) [***]

	c) [***]		c) [***]

9	[***]	[***]	[***]	[***]

Fee shall be paid in six installments of the total fee for this milestone based on the completion of the following six items:

	a) [***]		a) [***]

	b) [***]		b) [***]

	c) [***]		c) [***]

	d) [***]		d) [***]

	e) [***]		e) [***]

	f) [***]		f) [***]

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Contract No. HHSN266200400034C Modification No. 05	SPECIAL PROVISIONS	Page 6 of 16

10	[***]	[***]	[***]	[***]

Fee shall be paid in four installments of the total fee for this milestone based on the completion of the following four items:

	a) [***]		a) [***]

	b) [***]		b) [***]

	c) [***]		c) [***]

	d) [***]		d) [***]

11	[***]	[***]	[***]	[***]

Fee shall be paid in four installments of the total fee for this milestone based on the completion of the following fouritems:

	a) [***]		a) [***]

	b) [***]		b) [***]

	c) [***]		c) [***]

	d) [***]		d) [***]

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Contract No. HHSN266200400034C Modification No. 05	SPECIAL PROVISIONS	Page 7 of 16

12	[***]	[***]	[***]	[***]

Fee shall be paid in nine installments of the total fee for this milestone based on the completion of the following nine items:

	a) [***]		a) [***]

	b) [***]		b) [***]

	c) [***]		c) [***]

	d) [***]		d) [***]

	e) [***]		e) [***]

	f) [***]		f) [***]

	g) [***]		g) [***]

	h) [***]		h) [***]

	i) [***]		i) [***]

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Contract No. HHSN266200400034C Modification No. 05	SPECIAL PROVISIONS	Page 8 of 16

13	[***]	[***]	[***]	[***]

Fee shall be paid in three installments of the total fee for this milestone based on the completion of the following three items:

	a) [***]		a) [***]

	b) [***]		b) [***]

	c) [***]		c) [***]

	d) [***]		d) [***]

14	[***]	[***]	[***]	[***]

Fee shall be paid in three installments of the total fee for this milestone based on the completion of the following three items:

	a) [***]		a) [***]

	b) [***]		b) [***]

	c) [***]		c) [***]

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Contract No. HHSN266200400034C Modification No. 05	SPECIAL PROVISIONS	Page 9 of 16

15	[***]	[***]	[***]	[***]

Fee shall be paid in two installments of the total fee for this milestone based on the completion of the following two items:

	a) [***]		a) [***]

	b) [***]		b) [***]

16	[***]	[***]	[***]	[***]

Fee shall be paid in four installments of the total fee for this milestone based on the completion of the following four items:

	a) [***]		a) [***]

	b) [***]		b) [***]

	c) [***]		c) [***]

	d) [***]		d) [***]

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Contract No. HHSN266200400034C Modification No. 05	SPECIAL PROVISIONS	Page 10 of 16

17	[***]	[***]	[***]	[***]

Fee shall be paid in five installments of the total fee for this milestone based on the completion of the following five items:

	a) [***]		a) [***]

	b) [***]		b) [***]

	c) [***]		c) [***]

	d) [***]		d) [***]

	e) [***]		e) [***]

ARTICLE C.1 STATEMENT OF WORK, is hereby modified to read as follows:

Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work, SECTION J, ATTACHMENT 1, dated September 30, 2004, and as clarified by Modification No. 5 of the contract, attached hereto and made a part of this contract.

ARTICLE C.3 OTHER DELIVERABLES, is hereby added as follows:

In addition to the deliverables required by ARTICLE C.2. and ARTICLE F.2, or otherwise described by the Statement of Work of this contract, the following are to be delivered per the direction of the Project Officer prior to the completion date of the contract:

1.     Materials, supplied, and equipment purchased for this contract but not expended in the execution of the Statement of Work.

2.     Drug Substance not allocated for retains (in amounts needed to maintain GMP compliance), reference standard, clinical trials, or stability studies as defined in the SOW.

3      Drug Product not allocated for retains (in amounts needed to maintain GMP compliance), reference standard, clinical trials, or stability studies as defined in the SOW.

4      Consented clinical specimens collected during the course of any clinical trial and not used in the protocol-specific studies or held as retains (in amounts described in the clinical trial documentation).

5.     Copies of regulatory submissions.

6.     Analytical methods and models developed as part of the execution of this SOW.

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Contract No. HHSN266200400034C Modification No. 05	SPECIAL PROVISIONS	Page 11 of 16

7. Quality audit reports subject to Avecia’s confidentiality obligations to its contractors.

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Contract No. HHSN266200400034C Modification No. 05	SPECIAL PROVISIONS	Page 12 of 16

ARTICLE F.2. DELIVERIES paragraph a., is hereby modified to include the following table of deliverables in addition to those deliveries currently required by the contract:

Item	Type of Deliverable	SOW Reference	Recipient	Delivery Schedule
1.	[***]	[***]	[***]	[***]
2.	[***]	[***]	[***]	[***]
3.	[***]	[***]	[***]	[***]
4.	[***]	[***]	[***]	[***]
6.	[***]	[***]	[***]	[***]
7.	[***]	[***]	[***]	[***]
8.	[***]	[***]	[***]	[***]
9.	[***]	[***]	[***]	[***]
10.	[***]	[***]	[***]	[***]
11.	[***]	[***]	[***]	[***]
12.	[***]	[***]	[***]	[***]
13.	[***]	[***]	[***]	[***]
14.	[***]	[***]	[***]	[***]
15.	[***]	[***]	[***]	[***]

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Contract No. HHSN266200400034C Modification No. 05	SPECIAL PROVISIONS	Page 13 of 16

Item	Type of Deliverable	SOW Reference	Recipient	Delivery Schedule
16.	[***]	[***]	[***]	[***]
17.	[***]	[***]	[***]	[***]
18.	[***]	[***]	[***]	[***]
19.	[***]	[***]	[***]	[***]

ARTICLE G.1. PROJECT OFFICER, is hereby modified to include the following:

The following will represent the Government as the Alternate Project Officer for the purposes of this contract:

[***]

[***]

[***]

[***]

Room 5006, MSC 6604

6610 Rockledge Drive

Bethesda, MD 20892-6604

ARTICLE G.2. KEY PERSONNEL, is hereby modified to delete Mark Carver as the Principal Investigator and to insert Matthew Duchars as the Principal Investigator.

ARTICLE H.5. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH, paragraph b. is hereby modified to add the following:

b.	Public Law and Section No.	Fiscal Year	Period Covered

	P.L. 109-149, Title V – General Provisions, Section 509	2006	10/01/05 – 9/30/06

ARTICLE H.6. NEEDLE EXCHANGE, paragraph b. is hereby modified to add the following:

b.	Public Law and Section No.	Fiscal Year	Period Covered

	P.L. 109-149, Title V – General Provisions, Section 505	2006	10/01/05 – 9/30/06

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Contract No. HHSN266200400034C Modification No. 05	SPECIAL PROVISIONS	Page 14 of 16

ARTICLE H.11 SALARY RATE LIMITATION LEGISLATION PROVISIONS, paragraphs b. and c. are hereby modified to add the following:

b.	Public Law No.	Fiscal Year	Dollar Amount of Salary Limitation*

	P.L. 109149	2006	Executive Level I

c.               Payment of direct salaries is limited to the Executive Level I* rate which was in effect on the date(s) the expense was incurred.

*For the period 10/1/05 – 12/31/05, the Executive Level I rate is $180,100.  Effective January 1, 2006, the Executive Level I rate increased to $183,500 and will remain at that rate until it is revised.  See the web site listed below for the Executive Schedule rates of pay:

FOR FY-06 EXECUTIVE LEVEL SALARIES EFFECTIVE JANUARY 1, 2006:

http://www.opm.gov/oca/06tables/html/ex.asp

(Note:  This site shows the FY-06 rates.  For previous years, click on “salaries and wages” and then scroll down to the bottom of the page and click on the year to locate the desired Executive Level salary rates.)

NOTE:  All prior Public Laws and related Executive Levels incorporated in the Basic Award and all previous Modifications shall remain in effect for the applicable fiscal year and related funds.

ARTICLE H.13.  PRESS RELEASES. paragraph b., is hereby modified to add the following:

b.	Public Law and Section No.	Fiscal Year	Period Covered

	P.L. 109-149, Title V – General Provisions, Section 506	2006	10/01/05 – 9/30/06

ARTICLE H.15.  ANTI-LOBBYING. paragraph c., is hereby modified to add the following:

b.	Public Law and Section No.	Fiscal Year	Period Covered

	for a., above: P.L. 109-149, Title V – General Provisions, Section 503a	2006	10/1/05 – 9/30/06
	for b., above: P.L. 109-149, Title V – General Provisions, Section 503a	2006	10/1/05 – 9/30/06

ARTICLE I.2  AUTHORIZED SUBSTITUTION OF CLAUSES, is hereby modified to delete FAR Clause 52.232-22, LIMITATION OF FUNDS (April 1984), reinstating the applicability of FAR Clause 52.232-20, LIMITATION OF COST (April 1984) of ARTICLE I.1.

SECTION J — LIST OF ATTACHMENTS, item no. 1., is hereby modified to read as follows:

1.               Statement of Work, [***] (and as clarified by Modification No. 5), 5 pages.

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Contract No. HHSN266200400034C Modification No. 05	SPECIAL PROVISIONS	Page 15 of 16

ATTACHMENT 1 — STATEMENT OF WORK, is hereby modified to include the following under the Part B Option section for clarification purposes:

[***]

[***]

[***]

[***]

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Contract No. HHSN266200400034C Modification No. 05	SPECIAL PROVISIONS	Page 16 of 16

[***]

[***]

[***]

[***]

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Contract No. HHSN266200400034C Modification No. 05	SPECIAL PROVISIONS	Page 17 of 16

[***]

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AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1.	CONTRACT ID CODE	PAGE OF PAGES
N/A	1	2

2. AMENDMENT/MODIFICATION NO	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ NO.	5. PROJECT NO. (If applicable)
06	See Block 16 C, below	N/A

6. ISSUED BY	CODE	7. ADMINISTERED BY (If other than Item 6)	CODE	N/A

National Institutes of Health, HHS National Institute of Allergy and Infectious Diseases DEA, Office of Acquisitions 6700-B Rockledge Drive, Room 3214, MSC 7612 Bethesda, MD 20892-7612	MID RCB-B
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

Avecia Limited	9B. DATED (SEE ITEM 11)
P.O. Box 42, Hexagon House
Blackley, Manchester, M9 8ZS, UK	☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
HHSN266200400034C

CODE	FACILITY CODE	10B. DATED (SEE ITEM 13) September 30, 2004

11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning one (1) copy of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment, you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.     ACCOUNTING AND APPROPRIATION DATA (If required)

EIN#: 1-900216013-A1	SOCC 25.55

13.                 THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS,
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒ A.			THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriate date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C.			THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

☒ D.			OTHER (Specify type of modification and authority)
FAR 1.602-1

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.

DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

PURPOSE: Modify Invoice Payment Procedures under ARTICLE G.3.

FUNDED THROUGH DATE:	[***](Unchanged)	COMPLETION DATE:	[***] (Unchanged)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
[***]		[***] [***]

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED
	14JUN07			[***]
[***]		BY	[***]
(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE	30-105 Computer Generated		STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

Contract No. HHSN266200400034C Modification No. 6	SPECIAL PROVISIONS	Page 2 of 2

ARTICLE G.3.      INVOICE SUBMISSION/CONTRACT FINANCING REQUEST AND CONTRACT FINANCIAL REPORT — is hereby modified to read as follows:

a.                                       Invoice/Financing Request Instructions and Contract Financial Reporting for NIH Cost-Reimbursement Type Contracts NIH(RC)-4 are attached and made part of this contract.  The Contractor shall follow the attached instructions and submission procedures specified below to meet the requirements of a “proper invoice” pursuant to FAR Subpart 32.9, Prompt Payment.

(1)                                  Payment requests shall be submitted as follows:

One original to the following designated billing office:

National Institutes of Health
Office of Financial Management
Commercial Accounts
2115 East Jefferson Street, Room 4B-432, MSC 8500
Bethesda, MD  20892-8500

(2)                                  In addition to the requirements specified in FAR Subpart 32.9 for a proper invoice, the Contractor shall include the following information on all payment requests:

(a)                                  Name of the Office of Acquisitions.  The Office of Acquisitions for this contract is NIAID.

(b)                                 Central Point of Distribution.  For the purpose of this contract, the Central Point of Distribution is NIAIDOAInvoices.

(c)                                  Vendor Identification Number.  This is the 7 digit number that appears after the Contractor’s name in Block 7 of Standard Form 26.  (Note:  This only applies to new contracts awarded on/after June 4, 2007, and any existing contract modified to include the number.)

(d)                                 DUNS number or DUNS+4 that identifies the Contractor’s name and address exactly as stated on the face page of the contract.

(e)                                  Identification of whether payment is to be made using a two-way or three-way match.  This contract requires a two-way match.

b.                                      Inquires regarding payment shall be directed to the designated office, (301) 496-6088.

SECTION J — Attachment 2, Invoice/Financing Request Instructions and Contract Financial Reporting for NIH Cost-Reimbursement Type Contracts NIH(RC)-4 is hereby replaced with the following updated attachment.

HHS-556

INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORTING INSTRUCTIONS FOR NIH COST-REIMBURSEMENT CONTRACTS, NIH(RC)-4

Format:  Payment requests shall be submitted on the Contractor’s self-generated form in the manner and format prescribed herein and as illustrated in the Sample Invoice/Financing Request.  Standard Form 1034, Public Voucher for Purchases and Services Other Than Personal, may be used in lieu of the Contractor’s self-generated form provided it contains all of the information shown on the Sample Invoice/Financing Request.  DO NOT include a cover letter with the payment request.

Number of Copies:  Payment requests shall be submitted in the quantity specified in the Invoice Submission Instructions in Section G of the Contract Schedule.

Frequency:  Payment request shall not be submitted more frequently than once every two weeks in accordance with the Allowable Cost and Payment Clause incorporated into this contract.  Small business concerns may submit invoices/financing requests more frequently than every two weeks when authorized by the Contracting Officer.

Cost Incurrence Period:  Costs incurred must be within the contract performance period or covered by precontract cost provisions.

Billing of Costs Incurred:  If billed costs include (1) costs of a prior billing period, but not previously billed, or (2) costs incurred during the contract period and claimed after the contract has expired, the Contractor shall site the amount(s) and month(s) in which it incurred such costs.

Contractor’s Fiscal Year:  Payment requests shall be prepared in such a manner that the Government can identify costs claimed with the Contractor’s fiscal year.

Currency:  All NIH contracts are expressed in United States dollars.  When the Government pays in a currency other than United States dollars, billings shall be expressed, and payment by the Government shall be made, in that other currency at amounts coincident with actual costs incurred.  Currency fluctuations may not be a basis of gain or loss to the Contractor.  Notwithstanding the above, the total of all invoices paid under this contract may not exceed the United States dollars authorized.

Costs Requiring Prior Approval:  Costs requiring the Contracting Officer’s approval, which are not set forth in an Advance Understanding in the contract, shall be identified and reference the Contracting Officer’s Authorization (COA) Number.  In addition, the Contractor shall show any cost set forth in an Advance Understanding as a separate line item on the payment request.

Invoice/Financing Request Identification:  Each payment request shall be identified as either.

(a)         Interim Invoice/Contract Financing Request:  These are interim payment requests submitted during the contract performance period.

(b)        Completion Invoice:  The completion invoice shall be submitted promptly upon completion of the work, but no later than one year from the contract completion date, or within 120 days after settlement of the final indirect costs rates covering the year in which the contract is physically complete (whichever date is later).  The Contractor shall submit the completion invoice when all costs have been assigned to the contract and it completes all performance provisions.

(c)         Final Invoice:  A final invoice may be required after the amounts owed have been settled between the Government and Contractor (e.g., resolution of all suspensions and audit exceptions).

Preparation and Itemization of the Invoice/Financing Request:  The Contractor shall furnish the information set forth in the instructions below.  The instructions are keyed to the entries on the Sample Invoice/Financing Request.

NIH(RC)-4	Attachment 2
Rev. 05/2007	Page 1

(a)         Designated Billing Office Name and Address:  Enter the designated billing office name and address, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(b)        Contractor’s Name, Address, Point of Contact, VIN, and DUNS or DUNS+4 Number:  Show the Contractor’s name and address exactly as they appear in the contract, along with the name, title, phone number, and e-mail address of the person to notify in the event of an improper invoice or, in the case of payment by method other than Electronic Funds Transfer, to whom payment is to be sent.  Provide the Contractor’s vendor Identification Number (VIN), and Data Universal Numbering System (DUNS) number or DUNS+4.  The DUNS number must identify the Contractor’s name and address exactly as stated on the face page of the contract.  When an approved assignment has been made by the Contractor, or a different payee has been designated, provide the same information for the payee as is required for the Contractor (i.e., name, address, point of contact, VIN, and DUNS).

(c)         Invoice/Financing Request Number:  Insert the appropriate serial number of the payment request.

(d)        Date Invoice/Financing Request Prepared:  Insert the date the payment request is prepared.

(e)         Contract Number and Order Number (if applicable):  Insert the contract number and order number (if applicable)

(f)           Effective Date:  Insert the effective date of the contract or if billing under an order, the effective date of the order.

(g)        Total Estimated Cost of Contract/Order:  Insert the total estimated cost of the contract, exclusive of fixed-fee.  If billing under an order, insert the total estimated cost of the order, exclusive of fixed-fee.  For incrementally funded contracts/orders, enter the amount currently obligated and available for payment.

(h)        Total Fixed-Fee:  Insert the total fixed-fee (where applicable).  For incrementally funded contracts/orders, enter the amount currently obligated and available for payment.

(i)            Two-way/Three-Way Match:  Identify whether payment is to be made using a two-way or three-way match.  To determine required payment method, refer to the Invoice Submission Instructions in Section G of the Contract Schedule.

(j)            Office of Acquisitions:  Insert the name of the Office of Acquisitions, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(k)         Central Point of Distribution:  Insert the Central Point of Distribution, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(l)            Billing Period:  Insert the beginning and ending dates (month, day, and year) of the period in which costs were incurred and for which reimbursement is claimed.

(m)      Amount Billed — Current Period:  Insert the cumulative amounts claimed for the current billing period by major cost element, including any adjustments and fixed-fee.  If the Contract Schedule contains separately priced line items, identify the contract line item(s) on the payment request and include a separate breakdown (by major cost element) for each line item.

(n)        Amount Billed — Cumulative:  Insert the cumulative amounts claimed by major cost element, including any adjustments and fixed-fee.  If the Contract Schedule contains separately priced line items, identify the contract line item(s) on the payment request and include a separate breakdown (by major cost element) for each line item.

(o)        Direct Costs:  Insert the major cost elements.  For each element, consider the application of the paragraph entitled “Costs Requiring Prior Approval” on page 1 of these instructions.

NIH(RC)-4	Attachment 2
Rev. 05/2007	Page 2

(1)        Direct Labor:  Include salaries and wages paid (or accrued) for direct performance of the contract.

For Level of Effort contracts only, the Contractor shall provide the following information on a separate sheet of paper attached to the payment request.

• hours or percentage of effort and cost by labor category (as specified in the Level of Effort Article in Section F of the contract) for the current billing period, and

• hours or percentage of effort and cost by labor category from contract inception through the current billing period.  (NOTE:  The Contracting Officer may require the Contractor to provide additional breakdown for direct labor, such as position title, employee name, and salary or hourly rate.)

(2)        Fringe Benefits:  List any fringe benefits applicable to direct labor and billed as a direct cost.  Do not include in this category fringe benefits that are included in indirect costs.

(3)        Accountable Personal Property:  Include permanent research equipment and general purpose equipment having a unit acquisition cost of $1,000 or more, with a life expectancy of more than two years, and sensitive property regardless of cost (see the HHS Contractor’s Guide for Control of Government Property).  Show permanent research equipment separate from general purpose equipment.

On a separate sheet of paper attached to the payment request, list each item for which reimbursement is requested.  An asterisk (*) shall precede the item if the equipment is below the $1,000 approval level.  Include reference to the following (as applicable):

• item number for the specific piece of equipment listed in the Property Schedule, and
• COA number, if the equipment is not covered by the Property Schedule.

The Contracting Officer may require the Contractor to provide further itemization of property having specific limitations set forth in the contract.

(4)        Materials and Supplies:  Include equipment with unit costs of less than $1,000 or an expected service life of two years or less, and consumable material and supplies regardless of amount.

(5)        Premium Pay:  List remuneration in excess of the basic hourly rate.

(6)        Consultant Fee:  List fees paid to consultants.  Identify consultant by name or category as set forth in the contract or COA, as well as the effort (i.e. number of hours, days, etc.) and rate billed.

(7)        Travel:  Include domestic and foreign travel.  Foreign travel is travel outside of Canada, the United States and its territories and possessions.  However, for an organization located outside Canada, the United States and its territories and possessions, foreign travel means travel outside that country.  Foreign travel must be billed separately from domestic travel.

(8)        Subcontract Costs:  List subcontractor(s) by name and amount billed.

(9)        Other:  List all other direct costs in total unless exceeding $1,000 in amount.  If over $1,000, list cost elements and dollar amounts separately.  If the contract contains restrictions on any cost element, that cost element must be listed separately.

(p)        Cost of Money (COM):  Cite the COM factor and base in effect during the time the cost was incurred and for which reimbursement is claimed.

(q)        Indirect Costs:  Identify the indirect cost base (IDC), indirect cost rate, and amount billed for each indirect cost category.

NIH(RC)-4	Attachment 2
Rev. 05/2007	Page 3

(r)           Fixed-Fee:  Cite the formula or method of computation for fixed-fee, if applicable.  The fixed-fee must be claimed as provided for by the contract.

(s)         Total Amounts Claimed:  Insert the total amounts claimed for the current and cumulative periods.

(t)           Adjustments:  Include amounts conceded by the Contractor, outstanding suspensions, and/or disapprovals subject to appeal.

(u)        Grand Totals

(v)        Certification of Salary Rate Limitation:  If required by the contract (see Invoice Submission Instructions in Section G of the Contract Schedule), the Contractor shall include the following certification at the bottom of the payment request:

“I hereby certify that the salaries billed in this payment request are in compliance with the Salary Rate Limitation Provisions in Section H of the contract.”

The Contracting Officer may require the Contractor to submit detailed support for costs claimed on one or more interim payment requests.

FINANCIAL REPORTING INSTRUCTIONS:

These instructions are keyed to the Columns on the sample invoice/financing request.

Column A — Expenditure Category:  Enter the expenditure categories required by the contract.

Column B — Cumulative Percentage of Effort/Hrs. — Negotiated:  Enter the percentage of effort or number of hours agreed to for each employee or labor category listed in Column A.

Column C — Cumulative Percentage of Effort/Hrs. — Actual:  Enter the percentage of effort or number of hours worked by each employee or labor category listed in Column A.

Column D — Amount Billed — Current:  Enter amounts billed during the current period.

Column E — Amount Billed — Cumulative:  enter the cumulative amounts to date.

Column F — Cost at Completion:  Enter data only when the Contractor estimates that a particular expenditure category will vary from the amount negotiated. Realistic estimates are essential.

Column G — Contract Amount:  Enter the costs agreed to for all expenditure categories listed in Column A.

Column H — Variance (Over or Under):  Show the difference between the estimated costs at completion (Column F) and negotiated costs (Column G) when entries have been made in Column F.  This column need not be filled in when Column F is blank.  When a line item varies by plus or minus 10 percent, i.e., the percentage arrived at by dividing Column F by Column G, an explanation of the variance should be submitted.  In the case of an overrun (net negative variance), this submission shall not be deemed as notice under the Limitation of Cost (Funds) Clause of the contract.

Modifications:  Any modification in the amount negotiated for an item since the preceding report should be listed in the appropriate cost category.

Expenditures Not Negotiated:  An expenditure for an item for which no amount was negotiated (e.g., at the discretion of the Contractor in performance of its contract) should be listed in the appropriate cost category and all columns filled in, except for G.  Column H will of course show a 100 percent variance and will be explained along with those identified under H above.

NIH(RC)-4	Attachment 2
Rev. 05/2007	Page 4

SAMPLE INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORT

(a)	Designated Billing Office Name and Address

National Institutes of Health Office of Financial Management Commercial Accounts
2115 East Jefferson Street, Room 4B432, MSC 8500
Bethesda, MD 20892-8500

(b)	Contractor’s Name, Address, Point of Contact, VIN, and DUNS or DUNS+4 Number:

ABC Corporation
100 Main Street
Anywhere, USA Zip Code

Name, Title, Phone Number, and E-mail Address of person to notify in the event of an improper invoice or, in the case of payment by method other than Electronic Funds Transfer, to whom payment is to be sent.

VIN:
DUNS or DUNS+4:

(c)	Invoice/Financing Request No:

(d)	Date Invoice Prepared:

(e)	Contract No. and Order No. (If applicable):

(f)	Effective Date:

(g)	Total Estimated Cost of Contract/Order:

(h)	Total Fixed-Fee (if applicable):

(i)	☐ Two-Way Match ☐ Three-Way Match

(j)	Office of Acquisitions:

(k)	Central Point of Distribution:

(l)	This invoice/financing request represents reimbursable costs for the period from to

	Cumulative Percentage of Effort/Hrs.		Amount Billed		Cost of Completion F	Contract Amount G	Variance H
Expenditure Category* A	Negotiated B	Actual C	(m) Current D	(n) Cumulative E
(o) Direct Costs
(1) Direct Labor
(2) Fringe Benefits
(3) Accountable Property
(4) Materials & Supplies
(5) Premium Pay
(6) Consultant Fees
(7) Travel
(8) Subcontracts
(9) Other
Total Direct Costs
(p) Cost of Money
(q) Indirect Costs
(r) Fixed Fee
(s) Total Amount Claimed
(t) Adjustments
(u) Grand Totals

I certify that all payments are for appropriate purposes and in accordance with the contract.

(Name of Official)	(Title)

*Attach details as specified in the contract.

NIH(RC)-4	Attachment 2
Rev. 05/2007	Page 5

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
			N/A	1	20

2. AMENDMENT/MODIFICATION NO	3. EFFECTIVE DATE		4. REQUISITION/PURCHASE REQ NO.	5. PROJECT NO. (If applicable)
07	See Block 16 C, below		N/A

6. ISSUED BY	CODE	7. ADMINISTERED BY (If other than Item 6)	CODE	N/A

National Institutes of Health, HHS National Institute of Allergy and Infectious Diseases DEA, Office of Acquisitions Room 3214, MSC 7612 6700-B Rockledge Drive, Bethesda, MD 20892-7612		MID RCB-B VIN: 1109979

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		☒	9A. AMENDMENT OF SOLICITATION NO.

Avecia Limited			9B. DATED (SEE ITEM 11)
P.O. Box 42, Hexagon House
Blackley, Manchester, M9 8ZS, UK		☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
HHSN266200400034C

10B. DATED (SEE ITEM 13)
CODE	FACILITY CODE		September 30, 2004

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning one (1) copy of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment, you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
EIN#: 1-900216013-A1	SOCC 25.55

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.       THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriate date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☒			C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
FAR 1.602-1

D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 2 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

PURPOSE:  To clarify the Part B Option Statement of Work, required Deliverables; and revise the related Milestone Estimated Cost and Fixed Fee distributions, as well as change the contract funded through and completion dates:

TOTAL ESTIMATED COST:[***]	CONTRACT COMPLETION DATE: [***]
TOTAL ALLOTTED TO DATE: [***]	FUNDED THROUGH DATE: [***]

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
[***]		[***] [***]

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED
[***]	9July’07	BY	[***]	[***]
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE	30-105 Computer Generated			STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

Contract No. HHSN266200400034C Modification No. 07	SPECIAL PROVISIONS	Page 2 of 20

ARTICLE B.2. ESTIMATED COST AND FIXED FEE, paragraph f., is hereby modified to read as follows:

f.      It is estimated that the amount currently allotted will cover performance of the contract through [***].

ARTICLE B.4. ADVANCED UNDERSTANDINGS, paragraph i., is hereby modified as follows to update the Milestone Schedule:

	MILESTONES FOR AVECIA	ESTIMATED COST	FIXED FEE	TOTAL CPFF

1	[***]	[***]	[***]	[***]

Fee shall be paid in six installments of the total fee for this milestone based on the completion of the following six items:

	a) [***]		a) [***]

	b) [***]		b) [***]

	c) [***]		c) [***]

	d) [***]		d) [***]

	e) [***]		e) [***]

	f) [***]		f) [***]

	Total Fee for Milestone		[***]

HHS-556

Contract No. HHSN266200400034C Modification No. 07	SPECIAL PROVISIONS	Page 3 of 20

	MILESTONES FOR AVECIA	ESTIMATED COST	FIXED FEE	TOTAL CPFF

2	[***]	[***]	[***]	[***]

Fee shall be paid in five installments of the total fee for this milestone based on the completion of the following five items:

	a) [***]		a) [***]

	b) [***]		b) [***]

	c) [***]		c) [***]

	d) [***]		d) [***]

	e) [***]		e) [***]

	f) [***]		f) [***]

	Total Fee for Milestone		[***]

HHS-556

Contract No. HHSN266200400034C Modification No. 07	SPECIAL PROVISIONS	Page 4 of 20

	MILESTONES FOR AVECIA	ESTIMATED COST	FIXED FEE	TOTAL CPFF
3	[***]	[***]	[***]	[***]

Fee shall be paid in three installments of the total fee for this milestone based on the completion of the following three items:

	a) [***]		a) [***]

	b) [***]		b) [***]

	c) [***]		c) [***]

[***]

	Total Fee for Milestone		[***]

4	[***]	[***]	[***]	[***]

Fee shall be paid in three installments of the total fee for this milestone based on the completion of the following two items:

	a) [***]		a) [***]

	b) [***]		b) [***]

	Total Fee of Milestone		[***]

HHS-556

Contract No. HHSN266200400034C Modification No. 07	SPECIAL PROVISIONS	Page 5 of 20

	MILESTONES FOR AVECIA	ESTIMATED COST	FIXED FEE	TOTAL CPFF
5	[***]	[***]	[***]	[***]

Fee shall be paid in three installments of the total fee for this milestone based on the completion of the following three items:

	a) [***]		a) [***]

	b) [***]		b) [***]

	c) [***]		c) [***]

	Total Fee for Milestone		[***]

6	[***]	[***]	[***]	[***]

Fee shall be paid in four installments of the total fee for this milestone based on the completion of the following four items:

	a) [***]		a) [***]

	b) [***]		b) [***]

	c) [***]		c) [***]

	d) [***]		d) [***]

	Total Fee of Milestone		[***]

HHS-556

Contract No. HHSN266200400034C Modification No. 07	SPECIAL PROVISIONS	Page 6 of 20

	MILESTONES FOR AVECIA	ESTIMATED COST	FIXED FEE	TOTAL CPFF
7	[***]	[***]	[***]	[***]

Fee shall be paid in two installments of the total fee for this milestone based on the completion of the following two items:

	a) [***]		a) [***]

	b) [***]		b) [***]

	Total Fee for Milestone		[***]

8	[***]	[***]	[***]	[***]

Fee shall be paid in three installments of the total fee for this milestone based on the completion of the following three items:

	a) [***]		a) [***]

	b) [***]		b) [***]

	c) [***]		c) [***]

	Total Fee of Milestone		[***]

HHS-556

Contract No. HHSN266200400034C Modification No. 07	SPECIAL PROVISIONS	Page 7 of 20

	MILESTONES FOR AVECIA	ESTIMATED COST	FIXED FEE	TOTAL CPFF
9	[***]	[***]	[***]	[***]

Fee shall be paid in six installments of the total fee for this milestone based on the completion of the following six items:

	a) [***]		a) [***]

	b) [***]		b) [***]

	c) [***]		c) [***]

	d) [***]		d) [***]

	e) [***]		e) [***]

	f) [***]		f) [***]

	Total Fee for Milestone		[***]

HHS-556

Contract No. HHSN266200400034C Modification No. 07	SPECIAL PROVISIONS	Page 8 of 20

	MILESTONES FOR AVECIA	ESTIMATED COST	FIXED FEE	TOTAL CPFF
10	[***]	[***]	[***]	[***]

Fee shall be paid in four installments of the total fee for this milestone based on the completion of the following four items:

	a) [***]		[***]

	b) [***]		[***]

	c) [***]		[***]

	d) [***]		[***]

	Total Fee for Milestone		[***]

HHS-556

Contract No. HHSN266200400034C Modification No. 07	SPECIAL PROVISIONS	Page 9 of 20

	MILESTONES FOR AVECIA	ESTIMATED COST	FIXED FEE	TOTAL CPFF
11	[***]	[***]	[***]	[***]

Fee shall be paid in four installments of the total fee for this milestone based on the completion of the following four items:

	a) [***]		[***]

	b) [***]		[***]

	c) [***]		[***]

	d) [***]		[***]

[***]

	Total Fee for Milestone		[***]

HHS-556

Contract No. HHSN266200400034C Modification No. 07	SPECIAL PROVISIONS	Page 10 of 20

	MILESTONES FOR AVECIA	ESTIMATED COST	FIXED FEE	TOTAL CPFF
12	[***]	[***]	[***]	[***]

Fee shall be paid in nine installments of the total fee for this milestone based on the completion of the following nine items:

	a) [***]		a) [***]

	b) [***]		b) [***]

	c) [***]		c) [***]

	d) [***]		d) [***]

	e) [***]		e) [***]

	f) [***]		f) [***]

	g) [***]		g) [***]

	h) [***]		h) [***]

	Total Fee for Milestone		[***]

HHS-556

Contract No. HHSN266200400034C Modification No. 07	SPECIAL PROVISIONS	Page 11 of 20

	MILESTONES FOR AVECIA	ESTIMATED COST	FIXED FEE	TOTAL CPFF
13	[***]	[***]	[***]	[***]

Fee shall be paid in eight installments of the total fee for this milestone based on the completion of the following eight items:

	a) [***]		a) [***]

	b) [***]		b) [***]

	c) [***]		c) [***]

	d) [***]		d) [***]

	e) [***]		e) [***]

	f) [***]		f) [***]

	g) [***]		g) [***]

	h) [***]		h) [***]

	Total Fee for Milestone		[***]

HHS-556

Contract No. HHSN266200400034C Modification No. 07	SPECIAL PROVISIONS	Page 12 of 20

	MILESTONES FOR AVECIA	ESTIMATED COST	FIXED FEE	TOTAL CPFF
14	[***]	[***]	[***]	[***]

Fee shall be paid in five installments of the total fee for this milestone based on the completion of the following five items:

	a) [***]		a) [***]

	b) [***]		b) [***]

	c) [***]		c) [***]

	d) [***]		d) [***]

	e) [***]		e) [***]

	Total Fee for Milestone		[***]

HHS-556

Contract No. HHSN266200400034C Modification No. 07	SPECIAL PROVISIONS	Page 13 of 20

	MILESTONES FOR AVECIA	ESTIMATED COST	FIXED FEE	TOTAL CPFF
15	[***]	[***]	[***]	[***]

Fee shall be paid in five installments of the total fee for this milestone based on the completion of the following five items:

	a) [***]		a) [***]

	b) [***]		b) [***]

	c) [***]		c) [***]

	d) [***]		d) [***]

	e) [***]		e) [***]

	Total Fee for Milestone		[***]

HHS-556

Contract No. HHSN266200400034C Modification No. 07	SPECIAL PROVISIONS	Page 14 of 20

	MILESTONES FOR AVECIA	ESTIMATED COST	FIXED FEE	TOTAL CPFF
16	[***]	[***]	[***]	[***]

Fee shall be paid in four installments of the total fee for this milestone based on the completion of the following four items:

	a) [***]		a) [***]

	b) [***]		b) [***]

	c) [***]		c) [***]

	d) [***]		d) [***]

	e) [***]		e) [***]

	Total Fee for Milestone		[***]

HHS-556

Contract No. HHSN266200400034C Modification No. 07	SPECIAL PROVISIONS	Page 15 of 20

	MILESTONES FOR AVECIA	ESTIMATED COST	FIXED FEE	TOTAL CPFF
17	[***]	[***]	[***]	[***]

Fee shall be paid in three installments of the total fee for this milestone based on the completion of the following three items:

	a) [***]		a) [***]

	b) [***]		b) [***]

	c) [***]		c) [***]

	Total Fee for Milestone		[***]

ARTICLE C.1. STATEMENT OF WORK, is hereby modified to read as follows:

Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by Government as needed to perform the Statement of Work, SECTION J, ATTACHMENT 1, dated September 30, 2004, and as clarified by Modification No. 7 of the contract, attached hereto and made part of this contract.

HHS-556

Contract No. HHSN266200400034C Modification No. 07	SPECIAL PROVISIONS	Page 16 of 20

ARTICLE F.1. PERIOD OF PERFORMANCE, paragraph a, is hereby modified to read as follows:

a.             The period of performance of this contract shall be from [***] through [***].

ARTICLE F.2. DELIVERIES, paragraph a., is hereby modified to include the following table of deliverables in addition to those deliveries currently required by the contract.

Item	Type of Deliverable	SOW Reference	Recipient	Delivery Schedule
1.	[***]	[***]	[***]	[***]
2.	[***]	[***]	[***]	[***]
3.	[***]	[***]	[***]	[***]
4.	[***]	[***]	[***]	[***]
5.	[***]	[***]	[***]	[***]
6.	[***]	[***]	[***]	[***]
7.	[***]	[***]	[***]	[***]
8.	[***]	[***]	[***]	[***]
9.	[***]	[***]	[***]	[***]
10.	[***]	[***]	[***]	[***]
11.	[***]	[***]	[***]	[***]
12.	[***]	[***]	[***]	[***]
13.	[***]	[***]	[***]	[***]

HHS-556

Contract No. HHSN266200400034C Modification No. 07	SPECIAL PROVISIONS	Page 17 of 20

Item	Type of Deliverable	SOW Reference	Recipient	Delivery Schedule
14.	[***]	[***]	[***]	[***]
15.	[***]	[***]	[***]	[***]
16.	[***]	[***]	[***]	[***]
17.	[***]	[***]	[***]	[***]
18.	[***]	[***]	[***]	[***]
19.	[***]	[***]	[***]	[***]
20.	[***]	[***]	[***]	[***]

SECTION J — LIST OF ATTACHMENTS, items no. 1., is hereby modified to read as follows:

1. [***] (and as clarified by Modification No. 7), 5 pages.

ATTACHMENT 1 — STATEMENT OF WORK,  is hereby modified to include the following under the Part B Option section for clarification purposes:

[***]

HHS-556

Contract No. HHSN266200400034C Modification No. 07	SPECIAL PROVISIONS	Page 18 of 20

[***]

[***]

[***]

HHS-556

Contract No. HHSN266200400034C Modification No. 07	SPECIAL PROVISIONS	Page 19 of 20

[***]

[***]

[***]

[***]

HHS-556

Contract No. HHSN266200400034C Modification No. 07	SPECIAL PROVISIONS	Page 20 of 20

[***]

[***]

HHS-556

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES
				N/A	1	4

2. AMENDMENT/MODIFICATION NO	3.	EFFECTIVE DATE		4. REQUISITION/PURCHASE REQ. NO	5. PROJECT NO. (if applicable)
09		See block 16C, below		N/A

6. ISSUED BY	CODE		7. ADMINISTERED BY (if other than Item 6)	CODE	N/A

National Institutes of Health National Institute of Allergy and Infectious Diseases DEA, Office of Acquisitions Room 3214, MSC 7612 6700-B Rockledge Drive Bethesda, MD 20892-7612			MID RCB-B N01-AI-40034

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and ZIP Code)		☒	9A.	AMENDMENT OF SOLICITATION NO.

Avecia Biologics Limited VIN: 1140323			9B.	DATED (SEE ITEM 11)
P.O. Box 42, Hexagon Tower
Blackley, Manchester, M9 8ZS, UK
		☒	10A.	MODIFICATION OF CONTRACT/ORDER NO.
HHSN266200400034C

			10B.	DATED (SEE ITEM 13)
CODE	FACILITY CODE			September 30, 2004

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning one (1) copy of the amendment, (b) By acknowledging receipt of this amendment on each copy of the offer submitted or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATA SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)
N/A

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(D)	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A

 B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF

☒	D. OTHER (Specify type of modification and authority) FAR 1.602-1 and Article G.1. Project Officer

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

PURPOSE: To revise ARTICLE G.1. and update Section H and I Articles.

	Total Funds Currently Allotted			Total Estimated Cost
	Cost	Fee	Total	Cost	Fee	Total
Prior to this Mod	[***]	[***]	$50,701,800	[***]	[***]	$50,701,800
This Mod #	[***]	[***]	$0	[***]	[***]	$0
Revised Total	[***]	[***]	$50,701,800	[***]	[***]	$50,701,800

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A.	NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Karen M. Gamble Contracting Officer, OA, DEA, NIAID

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
BY	/s/ Karen M. Gamble	7/11/2008
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE	30-105 Computer Generated	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53 243

Contract No. HHSN266200400034C Modification No. 09	SPECIAL PROVISIONS	Page 2 of 4

ARTICLE G.1.  PROJECT OFFICER, Marlene Hammer is deleted as Alternate Project Officer.

The second paragraph is hereby modified to replace the Project Officer as follows:

Freyja Lynn
Office of Biodefense Research Affairs
Division of Microbiology and Infectious Diseases
DHHS/NIH/NIAID
Room 5064, MSC 6604
6610 Rockledge Drive
Bethesda, MD 20892-6604
lynnf@niaid.nih.gov

THE FOLLOWING SECTION H ARTICLES ARE UPDATED IN COMPLIANCE WITH PUBLIC LAW (P.L.) 110-161:

ARTICLE H.5.  CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH is deleted in its entirety and replaced with:

Pursuant to the current HHS annual appropriations act, the Contractor shall not use contract funds for (1) the creation of a human embryo or embryos for research purposes; or (2) research in which a human embryo or embryos are destroyed, discarded, or knowingly subjected to risk of injury or death greater than that allowed for research on fetuses in utero under 45 CFR 46.204(b) and Section 498(b) of the Public Health Service Act (42 U.S.C. 289g(b)).  The term “human embryo or embryos” includes any organism, not protected as a human subject under 45 CFR 46 as of the date of the enactment of this Act, that is derived by fertilization, parthenogenesis, cloning, or any other means from one or more human gametes or human diploid cells.

Additionally, in accordance with a March 4, 1997 Presidential Memorandum, Federal funds may not be used for cloning of human beings.

ARTICLE H.6.  NEEDLE EXCHANGE is deleted in its entirety and replaced with:

Pursuant to the current HHS annual appropriations act, the Contractor shall not use contract funds to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug.

ARTICLE H.11.  SALARY RATE LIMITATION LEGISLATION PROVISIONS is deleted in its entirety and replaced with:

a.               Pursuant to the current HHS annual appropriations act, the Contractor shall not use NIH Fiscal Year funds to pay the direct salary of an individual through this contract at a rate in excess of Executive Level I.  Direct salary is exclusive of fringe benefits, overhead and general and administrative expenses (also referred to as “indirect costs” or “facilities and administrative (F&A) costs”).  Direct salary has the same meaning as the term “institutional base salary.”  An individual’s direct salary (or institutional base salary) is the annual compensation that the Contractor pays for an individual’s appointment whether that individual’s time is spent

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Contract No. HHSN266200400034C Modification No. 09	SPECIAL PROVISIONS	Page 3 of 4

on research, teaching, patient care or other activities.  Direct salary (or institutional base salary) excludes any income that an individual may be permitted to earn outside of duties to the Contractor.  The annual salary rate limitation also applies to individuals proposed under subcontracts.  It does not apply to fees paid to consultants.  If this is a multiple year contract, it may be subject to unilateral modifications by the Government if an individual’s salary rate used to establish contract funding exceeds any salary rate limitation subsequently established in future HHS appropriation acts.

b.              Payment of direct salaries is limited to the Executive Level I rate which was in effect on the date(s) the expense was incurred.  See the following Web site for Executive Schedule rates of pay:

http://www.opm.gov/oca/.  (For current year rates, click on Salaries and Wages /Executive Schedule /Rates of Pay for the Executive Schedule.  For prior year rates, click on Salaries and Wages / cursor to bottom of page and select year /Executive Schedule / Rates of Pay for the Executive Schedule.  Rates are effective January 1 of each calendar year unless otherwise noted.)

NOTE:	All prior Public Laws and related Executive Levels incorporated in the Basic Award and all previous Modifications shall remain in effect for the applicable fiscal year and related funds.

ARTICLE H.13.  PRESS RELEASES  is deleted in its entirety and replaced with:

Pursuant to the current HHS annual appropriations act, the Contractor shall clearly state, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money:  (1) the percentage of the total costs of the program or project which will be financed with Federal money; (2) the dollar amount of Federal funds for the project or program; and (3) the percentage and dollar amount of the total costs of the project or program that will be financed by nongovernmental sources.

THE FOLLOWING ARTICLE IS DELETED IN COMPLIANCE WITH PUBLIC LAW (P.L.) 110-161:

ARTICLE H.15.  ANTI-LOBBYING is deleted in its entirety.  It is now covered under HHSAR Clause 352.270¬10, incorporated in ARTICLE 1.1.

ARTICLE H.16.  OBTAINING AND DISSEMINATING BIOMEDICAL RESEARCH RESOURCES, is renumbered to read ARTICLE H.15.

ARTICLE H.17.  SHARING RESEARCH DATA, is renumbered to read ARTICLE H.16.

ARTICLE H.18.  POSSESSION USE AN TRANSFR OF SECLECT BIOLOGICAL AGENTS OR TOXINS, is renumbered to read ARTICLE H.17.

ARTICLE H.19.  PROHIBITION ON CONTRACTOR INVOLVEMENT WITH TERRORIST  ACTIVITIES, is renumbered to read ARTICLE H.18.

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Contract No. HHSN266200400034C Modification No. 09	SPECIAL PROVISIONS	Page 4 of 4

THE FOLLOWING NEW PROVISIONS ARE HEREBY ADDED TO THIS CONTRACT IN COMPLIANCE WITH THE CONTINUING LEGISLATIVE MANDATES FOR FY2008 (P.L. 110-161).

ARTICLE H.19.  DISSEMINATION OF FALSE OR DELIBERATELY MISLEADING SCIENTIFIC  INFORMATION

Pursuant to the current HHS annual appropriations act, the Contractor shall not use contract funds to disseminate scientific information that is deliberately false or misleading.

ARTICLE H.20.  RESTRICTION ON EMPLOYMENT OF UNAUTHORIZED ALIEN WORKERS

Pursuant to the current HHS annual appropriations act, the Contractor shall not use contract funds to employ workers described in section 274A(h)(3) of the Immigration and Nationality Act, which reads as follows:

“(3) Definition of unauthorized alien.  As used in this section, the term ‘unauthorized alien’ means, with respect to the employment of an alien at a particular time, that the alien is not at that time either (A) an alien lawfully admitted for permanent residence, or (B) authorized to be so employed by this Act or by the Attorney General.”

ARTICLE H.21.  RESTRICTION ON ABORTIONS

Pursuant to the current HHS annual appropriations act, the Contractor shall not use contract funds for any abortion.

THE FOLLOWING SECTON H ARTICLE IS ADDED IN COMPLIANCE WITH PUBLIC LAW (P.L.) 110-85:

ARTICLE H.22.  REGISTRATION OF CLINICAL TRIALS IN THE GOVERNMENT DATABASE (ClinicalTrials.gov)

Pursuant to Public Law 110-85, Food and Drug Administration Amendments Act of 2007, Title VIII-Clinical Trial Databases, the Contractor shall register the clinical trial(s) performed under this contract in the Government database, ClinicalTrials.gov ( http://www.ClinicalTrials.gov) by the later of December 27, 2007, or 21 days after the first patient is enrolled.

Additional information is available at:  http://prsinfo.clinicaltrials.gov.

THE FOLLOWING SECTON I ARTICLE IS UPDATED IN COMPLIANCE WITH PUBLIC LAW (P.L.) 110-161:

ARTICLE I.1.  GENERAL CONTRACT CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT, subparagraph b., is revised to add the following clause:

HHSAR Clause No. 352.270-10, Jan 2006, Anti-Lobbying

HHS-556

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT					1. CONTRACT ID CODE	PAGE OF PAGES
					N/A	1	2

2. AMENDMENT/MODIFICATION NO		3.	EFFECTIVE DATE See block 16C, below	4. REQUISITION/PURCHASE REQ. NO	5.	PROJECT NO. (if applicable)
10					N/A

6. ISSUED BY	CODE			7. ADMINISTERED BY (if other than item 6)	CODE	N/A

National Institutes of Health National Institute of Allergy and Infectious Diseases DEA, Office of Acquisitions Room 3214, MSC 7612 6700-B Rockledge Drive Bethesda, MD 20892-7612				MID RCB-B

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and ZIP Code)		☒	9A.	AMENDMENT OF SOLICITATION NO.

PharmAthene UK Limited VIN: 1148445			9B.	DATED (SEE ITEM 11)
Johnson Matthey Building
PO Box 88, Haverton Hill Road		☒	10A.	MODIFICATION OF CONTRACT/ORDER NO.
Billingham, T523 1KN				HHSN266200400034C

			10B.	DATED (SEE ITEM 13)
CODE	FACILITY CODE			september 30, 2004

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning one (1) copy of the amendment:  (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATA SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.

12.	ACCOUNTING AND APPROPRIATION DATA (if required)
SOCC 25.55

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(C)	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO (specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☒	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF FAR 42.12 and FAR 1.602-1

	D.	OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 2 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

PURPOSE: To recognize the Contractor’s successor in interest from Avecia Biologics Limited to PharmAthene UK, Limited; to revise ARTICLE B4 ADVANCE UNDERSTANDINGS and ARTICLE G4. PROJECT OFFICER

	total funds currently allotted			total estimated cost
	cost	fee	total	cost	fee	total
Prior to this Mod	[***]	[***]	$50,701,800	[***]	[***]	$50,701,800
This Mod #	[***]	[***]	$-0-	[***]	[***]	$-0-
Revised Total	[***]	[***]	$50,701,800	[***]	[***]	$50,701,800

FUNDED THROUGH DATE: September 29, 2010 (Unchanged)	CONTRACT COMPLETION DATE: September 29, 2010 (Unchanged)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A.	NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Chris Camut, VP, CFO/ UK Board of Directors			Karen M. Gamble Contracting Officer, MID, RCB, B-OA, DEA, NIAID

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B.	UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ Chris Camut	12/4/08	BY	/s/ Karen M. Gamble	12/4/2008
(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE	30-105 Computer Generated			STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

Contract no. HHSN266200400034C Modification No. 10	SPECIAL PROVISIONS	page 2 of 2

Pursuant to far 42.12, Block 8 of the Standard Form 38 shall read as follows:

PharmAthene UK Limited  VIN:  1148448
Johnson Matthey Building
PO Box 88, Haverton Hill Road
Billingham TS23 1XN

The following is attached and made part of this modification:

Novation Agreement
Exhibit A, List of all Affected Contracts

ARTICLE B.4.  ADVANCED UNDERSTANDINGS, is modified to add the following:

9.               ceilings

As a result of this novation, it is agreed that the Total Estimated Cost of this Contract shall not exceed the current value of $50,701,800, due to any variances in the indirect costs.

ARTICLE G.1.  PROJECT OFFICER, is modified to add the following.

The Alternate Project Officer named below will represent the Government for the purpose of this contract:

Nancy Wilkie
Office of Biodefense Research Affaris (OBRA)
Division of Microbiology and Infectious Diseases
DHHS/NIH/NIAID
Room 5004, MSC 6604
6610 Rockledge Drive
Bethesda, MD  20892-6604
wilkien@niaid.nih.gov

HHS-556

NOVATION AGREEMENT

AVECIA BIOLOGICS LIMITED (Transferor), a corporation duly organized and existing under the laws of England and Wales with its principal office in Manchester United Kingdom; PHARMATHENE UK LIMITED (Transferee), a corporation duly organized and existing under the laws of England and Wales with its principal office in Billingham, UK; and the UNITED STATES OF AMERICA (Government) enter into this Agreement as of 2nd April, 2008.

(a) The parties agree to the following facts:

(1) The Government, represented by various Contracting Officers of the National Institute for Allergies and Infectious Diseases, has entered into certain contracts with the Transferor as shown in the attached list marked ‘Exhibit A’ and incorporated in this Agreement by reference.  The term “the contracts,” as used in this Agreement, means the above contracts and purchase orders and all other contracts and purchase orders, including all modifications, made between the Government and the Transferor before the effective date of this Agreement (whether or not performance and payment have been completed and releases executed if the Government or the Transferor has any remaining rights, duties, or obligations under these contracts and purchase orders).  Included in the term “the contracts” are also all modifications made under the terms and conditions of these contracts and purchase orders between the Government and the Transferee, on or after the effective date of this Agreement.

(2) As of 2nd April, 2008, the Transferor has transferred to the Transferee all the assets of the Transferor by virtue of a Sale and Purchase Agreement between the Transferor and the Transferee.

(3) The Transferee has acquired all the assets of the Transferor by virtue of the above transfer.

(4) The Transferee has assumed all obligations and liabilities of the Transferor under the contracts by virtue of the above transfer.

(5) The Transferee is in a position to fully perform all obligations that may exist under the contracts.

(6) It is consistent with the Government’s interest to recognize the Transferee as the successor party to the contracts.

(7) Evidence of the above transfer has been filed with the Government.

(b) In consideration of these facts, the parties agree that by this Agreement—

(1) The Transferor confirms the transfer to the Transferee, and waives any claims and rights against the Government that it now has or may have in the future in connection with the contracts.

(2) The Transferee agrees to be bound by and to perform each contract in accordance with the conditions contained in the contracts.  The Transferee also assumes all obligations and liabilities of, and all claims against, the Transferor under the contracts as if the Transferee were the original party to the contracts.

(3) The Transferee ratifies all previous actions taken by the Transferor with respect to the contracts, with the same force and effect as if the action had been taken by the Transferee.

(4) The Government recognizes the Transferee as the Transferor’s successor in interest in and to the contracts.  The Transferee by this Agreement becomes entitled to all rights, titles, and interests of the Transferor in and to the contracts as if the Transferee were the original party to the contracts.  Following the effective date of this Agreement, the term “Contractor,” as used in the contracts, shall refer to the Transferee.

(5) Except as expressly provided in this Agreement, nothing in it shall be construed as a waiver of any rights of the Government against the Transferor.

(6) All payments and reimbursements previously made by the Government to the Transferor, and all other previous actions taken by the Government under the contracts, shall be considered to have discharged those parts of the Government’s obligations under the contracts.  All payments and reimbursements made by the Government after the date of this Agreement in the name of or to the Transferor shah have the same force and effect as if made to the Transferee, and shall constitute a complete discharge of the Government’s obligations under the contracts, to the extent of the amounts paid or reimbursed.

(7) The Transferor and the Transferee agree that the Government is not obligated to pay or reimburse either of them for, or otherwise give effect to, any costs, taxes, or other expenses, or any related increases, directly or indirectly arising out of or resulting from the transfer or this Agreement, other than those that the Government in the absence of this transfer or Agreement would have been obligated to pay or reimburse under the terms of the contracts.

(8) The Transferor guarantees payment of all liabilities and the performance of all obligations that the Transferee—

(i) Assumes under this Agreement; or

(ii) May undertake in the future should these contracts be modified under their terms and conditions.  The Transferor waives notice of, and consents to, any such future modifications.

(9) The contracts shall remain in full force and effect, except as modified by this Agreement.  Each party has executed this Agreement as of the day and year first above written.

UNITED STATES OF AMERICA,

Signed	[ * * * ]

Name and Title	[ * * * ]

AVECIA BIOLOGICS LIMITED,

Signed	/s/ Duncan McLellan
Name and Title	Duncan McLellan, Director and Chief Financial Officer

PHARMATHENE UK LIMITED,

Signed	/s/ David P. Wright
Name and Title	David P. Wright - CEO

CERTIFICATE

I, Richard clements, certify that I am the Company Secretary of AVECIA BIOLOGICS LIMITED, that Duncan McLellan, who signed this Agreement for this corporation, was then a Director and the Chief Financial Officer of this corporation; and that this Agreement was duly signed for and on behalf of this corporation by authority of its governing body and within the scope of its corporate powers.  Witness my hand this day of 2nd June 2008.

Signed	/s/ Richard Clements

CERTIFICATE

I, Christopher c. camut, certify that I am the Company Secretary of PHARMATHENE UK LIMITED, that David P. Wright, who signed this Agreement for this corporation, was then a Director of this corporation; and that this Agreement was duly signed for and on behalf of this corporation by authority of its governing body and within the scope of its corporate powers.  Witness my hand this day of 23 June 2008.

Signed	/s/ Christopher C. Camut

Exhibit A

The Contracts

Contract number N01-Al-25492

Contract between Avecia Biologics Limited and the National Institute of Allergy and Infectious Diseases (NIAID), part of the US National Institutes of Health (NIH), for “Development and Testing of Vaccines Against Anthrax.”

Contract number N01-Al-30052

Contract between Avecia Biologics Limited and the National Institute of Allergy and Infectious Diseases (NIAID), part of the US National Institutes of Health (NIH), for “Production and Testing of Anthrax Recombinant Protective Antigen.”

Contract number HHSN266200400034C, N01-Al-40034

Contract between Avecia Biologics Limited and the National Institute of Allergy and Infectious Diseases (NIAID), part of the US National Institutes of Health (NIH), for “Development, Testing and Evaluation of Candidate Vaccines Against Plague.”

List of Affected Contracts

Contract number N01-Al-25492

Contract between Avecia Biologics Limited and the National Institute of Allergy and Infectious Diseases (NAID), part of the US National Institutes of Health (NIH), for “Development and Testing of Vaccines Against Anthrax.”

This contract is substantially complete.  As at 15th January 2008, the total contract amount was $10,155,120 and there was an [ * * * ] which is under discussion between Avecia Biologics Limited and NAID.

Contracting Office:	National Institutes of Health
Office of Acquisitions, NIAID
Room 3214
6700-8 Rockledge Dr., MSC 7612
Bethesda, Maryland 20892-7612

Contract number N01-Al-30052

Contract between Avecia Biologics Limited and the National Institute of Allergy and Infectious Diseases (NIAID), part of the US National Institutes of Health (NIH), for “Production and Testing of Anthrax Recombinant Protective Antigen.’

As at 15th April 2008, the total contract value was $118,036,200 and the total estimated costs remaining to complete were  [ * * * ].

Contracting Office:	National Institutes of Health
Office of Acquisitions, NIAID
Room 3214
6700-B Rockledge Dr., MSC 7612
Bethesda, Maryland 20892-7612

Contract number HHSN266200400034C, N01-AI-40034

Contract between Avecia Biologics Limited and the National Institute of Allergy and Infectious Diseases (NIAID), part of the US National Institutes of Health (NIH), for “Development, Testing and Evaluation of Candidate Vaccines Against Plague.”

As at 15th April 2008, the total contract value was $50,701,714 and the total estimated costs remaining to complete were [ * * * ].

Contracting Office:	National Institutes of Health
Office of Acquisitions, NIAID
Room 3214
6700-B Rockledge Dr., MSC 7612
Bethesda, Maryland 20892-7612